Exhibit 10.2
PURCHASE AND SALE OF JOINT VENTURE INTEREST AGREEMENT
THIS PURCHASE AND SALE OF JOINT VENTURE INTEREST AGREEMENT (“Agreement”) is made and entered into this 12th day of August, 2013, by and between Piedmont JV Partnership Interests, LLC, a Delaware limited liability company (“Purchaser”), and Wells Real Estate Fund XI, L.P., a Georgia limited partnership (“Fund XI”), and Wells Real Estate Fund XII, L.P., a Georgia limited partnership (“Fund XII” and together with Fund XI, “Sellers”). Purchaser, Fund XI and Fund XII may also be referred to herein as a “Venturer” and together as the “Venturers.”
RECITALS:
A.    Sellers are collectively the owners of approximately 43.237% in beneficial interests (the “Interest”) of Wells Fund XI - Fund XII – REIT Joint Venture, a joint venture partnership governed by the Georgia Uniform Partnership Act (the “Joint Venture”), with Fund XI owning an equity interest of approximately 26.148% of the Joint Venture, and Fund XII owning an equity interest of approximately 17.089% of the Joint Venture.

B.    Pursuant to Section 6.5(a) of that certain Amended and Restated Joint Venture Partnership Agreement of the Joint Venture, dated June 21, 1999, among Fund XI, Fund XII and Wells Operating Partnership, L.P. (now known as Piedmont Operating Partnership, L.P.) (the “Joint Venture Agreement”), if any Venturer receives a bona fide offer from an unrelated third party for the sale of all or substantially all of the properties or last remaining property owned by the Venture at the time of such offer, which offer such Venturer or Venturers wish to accept (the “Accepting Venturer”), but the other Venturer or Venturers do not wish to accept (the “Dissenting Venturer”), the Dissenting Venturer must elect within thirty days after receipt by such Dissenting Venturer of notice of such offer from the Accepting Venturer to either (i) purchase the Accepting Venturer's entire interest in the Joint Venture on the same terms and conditions as the third party offer to purchase the property or properties, or (ii) consent to the sale of such property or properties pursuant to such third party offer.

C.    On June 13, 2013, Sellers sent, and on June 17 Purchaser received, written notice to Purchaser of an offer (the “Offer”) Sellers received from Encore Enterprises, Inc., dated June 12, 2103, to purchase the remaining property located at 2020 W. 89th Street, Leawood, KS 66206 (the “Property”) owned by the Joint Venture for a purchase price of $4,250,000 (the “Offer Price”), which notice provided that Sellers approved the Offer and so was submitting such notice as the Accepting Venturer under the Joint Venture Agreement.

D.    On July 15, 2013, Purchaser sent Sellers written notice of its election to purchase Sellers' entire interest in the Joint Venture, constituting the Interest, on the same terms and conditions as the Offer, and Sellers acknowledged and agreed to Purchaser’s written notice of election on July 17, 2013.

E.    Sellers desire to sell and convey their Interest in the Joint Venture to Purchaser, and Purchaser desires to purchase and acquire from Sellers, the Interest in the Joint Venture.

F.    Capitalized terms used herein that are not otherwise defined shall have the respective meanings set forth in Schedule 1.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereby agree as follows:
1.Purchase and Sale of the Interest. For and in consideration of the sum of the Purchase Price (defined below) to be paid at or before the Closing Date (defined below) by Purchaser to Sellers and other good and valuable consideration, the sufficiency of which is hereby acknowledged, and subject to the terms and conditions herein set forth, Sellers hereby sell, assign, transfer and deliver to Purchaser, and Purchaser purchases, accepts and acquires from Sellers, the Interest, free and clear of all Liens and Claims.
2.Closing Date. The consummation of the purchase and sale of the Interest (the “Closing”) shall be effected by the exchange of original documents on August 12, 2013, or at such other time, date, and place as shall be mutually agreed to by the parties (the date of the Closing referred to herein as the “Closing Date”). The parties acknowledge and agree that the consummation of the purchase and sale of the Interest shall be effective upon Closing.
3.Payment of Purchase Price. The Purchase Price to be paid for the sale, transfer, conveyance, assignment and delivery of the Interest by Sellers to Purchaser shall be an amount equal to (i) $1,111,290 for Fund XI's proportional share of the Interest and (ii) $726,282.50 for Fund XII's proportional share of the Interest ((i) and (ii) collectively referred to as the “Purchase Price”), payable at the Closing by wire transfer of immediately available funds.
4.Effect of Purchase and Sale and Proration.
4.1.    Effect of Purchase and Sale. Effective upon the Closing, Sellers shall cease to be members of the Joint Venture, and Sellers shall have no further rights, duties, or obligations with respect to the Joint Venture arising out of the Joint Venture Agreement, including but not limited to (i) administration of the Joint Venture and the Property and (ii) all reporting requirements relating to the Joint Venture; except for (a) the filing requirements related to the federal and state tax returns for the period of the year 2013 up to and including the date of Closing, which returns Sellers agree to file by the statutory deadline and which returns shall be subject to Purchaser’s approval not to be unreasonably withheld, and (b) as otherwise set forth in this Agreement. Except as set forth in Section 4.2 below, subsequent to the Closing, Sellers shall have no further interest in the Joint Venture's capital, income, profits, losses, gains, allocations or distributions. From and after the Closing Date, the portion of income, gain, Loss, deduction or credit allocable to the Interest on or after such date shall be credited or charged, as the case may be, to Purchaser and not to Seller.
4.2.    Closing of Books; Cash Distributions. The books, records and accounts of the Joint Venture and the Property shall be prorated as of the day before the Closing Date, with the Purchaser being deemed the owner of the Interest effective as of the Closing Date and Sellers being deemed the owner of the Interest prior to such time for the purposes of allocating items of income and expense between Sellers and Purchaser. Purchaser shall receive a credit at the Closing for any security deposits held pursuant to the leases in effect at the Property (“Leases”).
4.3.    Prorations and Adjustments. The Purchase Price shall be adjusted for 44.988% of the following items of income and expense, or as otherwise expressly stated, which shall be prorated as of Closing.
4.3.1.    Rent. All rents, charges, and other revenue of any kind (collectively, “Rents”) collected from the tenants under the Leases shall be prorated between Sellers and Purchaser as of the day before the Closing Date. Sellers shall be entitled to 44.988% of all Rents collected and attributable to any period under the Leases to but not including the Closing Date. The Purchaser shall be entitled to 100% of all Rents collected and attributable to any period under the Leases from and after the Closing Date. With respect to the Rents due landlord under the Leases as of the Closing Date but not collected as of the Closing Date, Purchaser shall tender 44.988% of the same to Sellers upon receipt (which obligation of Purchaser shall survive the Closing for a period of nine (9) months and not be merged therein); provided, however, that all Rents due landlord under the Leases collected by either Sellers or Purchaser on or after the Closing Date shall first be applied to costs of collection, then to all amounts due under the Leases at the time of collection (i.e., current Rents due Purchaser as the current owner and landlord) with the balance (if any) payable 44.988% to Sellers, but only to the extent of amounts delinquent and actually due Sellers under this Section 4.3.1. If Sellers receive any Rents post

Closing, Sellers shall hold such Rents in trust for the benefit of Purchaser and shall promptly turn such Rents over to Purchaser for application as provided above.
4.3.2.    Real Estate Taxes. All unpaid ad valorem real estate taxes for the Property assessed for the calendar year 2013 and all prior years shall be prorated as of the Closing Date.
4.3.3.    Taxes. All unpaid Taxes (as that term is defined at Schedule 1 to this Agreement) for the Property and the Joint Venture payable during the current year and all prior years shall be prorated (on a cash basis) as of the Closing Date, regardless of the year for which Taxes are assessed. In particular, the parties acknowledge and agree that each party will include its proportionate share of the income generated through the date of Closing and pay any income or other tax associated with such income on its separate tax returns.
4.3.4.    Expenses. Utility bills and charges payable with respect to the Property, and other charges of tenants under the Leases, and operating expenses of the Property.
4.3.5.    Capital. Other than capital costs related to the Select Quote Lease, which capital costs shall be prorated as set forth in this Section 4, the parties agree that there are no additional capital costs set forth in the Leases.
4.3.6.    Post Closing Adjustments. All items of revenue and expense relating to the Property, irrespective of whether such items are prorated at Closing in accordance with Section 4 and including but not limited to (i) gas, electricity or other utility charges which are not the direct obligation of tenants pursuant to the Leases, and (ii) any other operating expenses or other items which are customarily prorated between a purchaser and a seller in the office building market area in which the Property is located, shall be reprorated after completion of the reconciliation of operating expenses with the tenants of the Property for calendar year 2013, and such reconciliation shall be done pursuant to the terms of the applicable Leases. Irrespective of whether such items are prorated at Closing in accordance with Section 4, after completion of all returns or upon the determination of or the receipt of bills or other demands for any Taxes or ad valorem real estate taxes, Purchaser shall prepare and present to Sellers a calculation of the reproration of the Taxes or real estate taxes and other items with respect to the Property or the Joint Venture. Purchaser shall prepare and present to Sellers a calculation of any item subject to reproration and shall furnish such statement to Sellers for their review. Purchaser shall provide Sellers with appropriate backup materials related to the calculation. Purchaser and Sellers shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Sellers of Purchaser's calculation and appropriate back-up information.
4.4.    Tax Matters. Sellers shall be responsible for preparing the final tax return of the Joint Venture and distributing associated K-1s to all partners. All expenses associated with the filing of the Joint Venture's final Tax return shall be prorated based on the current Joint Venture ownership percentages of Sellers and Purchaser through midnight of the day before Closing.
4.5.    Survival. The provisions of this Section 4 shall survive the Closing and not be merged therein.
5.Leases on the Property. The Property is subject to a lease. To the extent reasonably necessary or applicable, Sellers and Purchaser each hereby agree to execute any and all assignment and assumption agreements, in form and substance reasonably acceptable to Sellers and Purchaser, to evidence transfer of Sellers' interest in the lease to Purchaser and Purchaser's assumption of the obligations in such lease as the sole owner of the Joint Venture.
6.Representations and Warranties of Sellers. Sellers each represent and warrant to Purchaser that the following statements are true, complete and correct as of the date hereof:

6.1.    Organization; Validity; Authority; No Conflict.
6.1.1.     Sellers are each limited partnerships duly organized, validly existing and in good standing under the Laws of the State of Georgia and have full legal right, power and authority to enter into, execute and deliver this Agreement, to which Sellers are a party, and to perform Sellers’ obligations thereunder, and to sell, assign, transfer and convey to Purchaser the Interest as herein provided.
6.1.2.    The execution and delivery of this Agreement by Sellers, the performance by Sellers of the transactions contemplated by this Agreement, or the transfer of Interest provided for herein will not (i) violate or conflict with any provisions of Law or Order applicable to Sellers; (ii) require any consent or approval by or filing or notice with any Governmental or Regulatory Body; or (iii) violate or conflict with any agreement or understanding by which Sellers or the Interest are bound.
6.1.3.    This Agreement has been duly executed and delivered by Sellers and constitutes the valid and binding obligation of Sellers enforceable against Sellers in accordance with its terms.
6.2.    Title. Sellers are the sole lawful and beneficial owners of, and hold good, valid and indefeasible title to, 100% of the Interest, and at the Closing will transfer to Purchaser, good and valid title to the Interest, free and clear of any Lien. Sellers have taken no action that would allow any person to file a materialmens lien with respect to the Property.
6.3.    General Tax Matters. All Taxes with respect to the Interest that Sellers are or were required by Law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental or Regulatory Body or other Person, or to the extent applicable, will be paid on or before the date upon which such Taxes are required to be paid pursuant to applicable Law. Sellers (i) have timely filed all tax returns for the Joint Venture that are required to have been filed by it with all appropriate governmental agencies (and all such returns are complete and fairly reflect the Joint Venture’s operations for tax purposes in all material respects), and (ii) have timely paid all Taxes owned by the Joint Venture. There are no unresolved questions or claims concerning the Joint Venture’s tax liability. The Joint Venture’s tax returns have not been audited by any taxing authority. There is no pending dispute with any taxing authority relating to any tax returns of the Joint Venture. All final tax returns of the Joint Venture will be prepared by the Sellers and filed by the statutory deadline.
6.4.    Litigation. There are no outstanding Orders by which Sellers are bound, or any pending or to the Knowledge of Sellers, threatened, which relate to or affect the Interest, nor to the Knowledge of Sellers are there any facts or circumstances which are likely to give rise to any such Action or Proceeding. Sellers have not received written notice of any, and to the Knowledge of Sellers there exist no, pending or threatened suit, action or proceeding which affects the Interest. No action, suit, claim, investigation or proceeding, whether legal or administrative or in mediation or arbitration, is pending or, to Sellers’ knowledge, threatened, at law or in equity, against Sellers before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality (i) which would prevent Sellers from performing their obligations pursuant to this Agreement or consummating the transactions contemplated hereby, (ii) which relates to a claim or dispute under the Joint Venture partnership agreement, or (iii) which constitutes a claim by any Person to an interest in the profits or distributions of the Joint Venture partnerhship agreement. In addition, there are no judgments, decrees or orders entered in a suit or proceeding against Sellers, an adverse decision which might, or which judgment, decree or order does, adversely affect either Sellers' ability to perform their obligations pursuant to, or Purchaser’s rights under, this Agreement, or which seeks to restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying out of this Agreement or the transaction contemplated hereby.

6.5.    No Brokers. No real estate broker has been utilized to assist on this transaction, and no real estate commission will be paid by Sellers. Sellers shall indemnify, defend and hold Purchaser harmless from claims of any brokers claiming by, through or under Sellers.
6.6.    No Bankruptcy. Sellers have not made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Sellers' creditors, suffered the appointment of a receiver to take possession of any of Sellers' assets, suffered the attachment or other judicial seizure of any of Sellers' assets, admitted in writing their inability to pay their debts as they come due or made an offer of settlement, extension or composition to its creditors generally.
7.Representations and Warranties of Purchaser. Purchaser represents and warrants to Sellers that the following statements are true, complete and correct as of the date hereof:
7.1.    Organization; Validity; Authority; No Conflict.
7.1.1.    Purchaser is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and has full legal right, power and authority to enter into, execute and deliver this Agreement, to which it is a party, and to perform its obligations thereunder.
7.1.2.    The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of the transactions contemplated by this Agreement, or the transfer of Interest provided for herein will not (i) violate or conflict with any provisions of Law or Order applicable to Purchaser; (ii) require any consent or approval by or filing or notice with any Governmental or Regulatory Body; or (iii) violate or conflict with any agreement or understanding by which Purchaser or the Interest are bound.
7.1.3.    This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.
7.2.    Litigation. There are no outstanding Orders by which Purchaser is bound, or any pending or to the Knowledge of Purchaser, threatened, which relate to or affect the Interest, nor to the Knowledge of Purchaser are there any facts or circumstances which are likely to give rise to any such Action or Proceeding.
7.3.    No Brokers. No real estate broker has been utilized to assist on this transaction, and no real estate commission will be paid by Purchaser. Purchaser shall indemnify, defend and hold Sellers harmless from claims of any brokers claiming by, through or under Purchaser.
8.Transaction Costs. To the extent that Purchaser decides to conduct any due diligence in connection with its purchase of the Interest, all costs associated therewith (other than those costs expressly stated herein to be borne, in part, by Sellers) shall be paid by Purchaser. Sellers and Purchaser shall each be responsible for their own attorneys' fees. The cost of any title searches, all costs to record documents and payment of any applicable transfer or other taxes to effect the conveyance of the Interest (and the Property a portion of the ownership of which is effectively being conveyed via the sale and purchase of the Interest), as well as the cost of any escrow fees, shall be divided by Sellers and Purchaser in accordance with their respective ownership interests in the Joint Venture.
9.Conditions Precedent to the Closing.
9.1.    Conditions Precedent to Purchaser’s Obligation to Close.
9.1.1.    Conditions Precedent. The obligations of Purchaser to enter into and complete the Closing are subject to the fulfillment at or prior to the Closing of the following conditions, any one or more of which may be waived in writing by Purchaser: (i) each of the representations and warranties of Sellers contained in this Agreement shall be true and correct as of the Closing; (ii) Sellers shall have performed and complied with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by Sellers prior to or at the Closing; (iii) all authorizations, consents, waivers and approvals as may be required to be obtained by Sellers in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained; (iv) all filings that are required to have been made by the parties with any Governmental or Regulatory Body in order to carry out the transactions contemplated by this Agreement shall have been made and all authorizations, consents and approvals from any Governmental or Regulatory Body required to carry out the transactions contemplated by this Agreement shall have been received and any applicable waiting periods shall have expired; and (v) there shall be in force no Order, Action or Proceeding by or before any Governmental or Regulatory Body restraining, restricting, enjoining, prohibiting, invalidating or otherwise preventing (or seeking to prevent) the consummation of the transactions contemplated by this Agreement.
9.1.2.     Closing and Conveyancing Documents. Sellers shall have executed and delivered to Purchaser such instruments and documents as may be reasonably requested by Purchaser in order to complete the transfer of the Interest to Purchaser (the “Conveyancing Documents”), including, without limitation:
a)    the Partnership Certificate and all amendments thereto;
b)    Partnership Interest Assignment. Duly executed instrument pursuant to which Sellers assign, transfer and convey to Purchaser the Interest substantially in the form of Exhibit A attached hereto (the “Partnership Interest Assignment”);
c)    Non-Foreign Status Affidavit. A non-foreign status affidavit substantially in the form of Exhibit B, as required by Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”);
d)    Evidence of Authority. (i) Documentation to establish to Purchaser’s reasonable satisfaction the due authorization of Sellers' sale of the Interest and Sellers' delivery of the documents required to be delivered by Sellers pursuant to this Agreement (including, but not limited to, resolutions of Sellers and incumbency certificates of Sellers) and the due authorization of Sellers to perform their obligations under this Agreement; and (ii) a certificate of Sellers with respect to the authority to act on behalf of Sellers of the individual executing on behalf of Sellers all documents contemplated by this Agreement, which certificate shall be sufficient to cause the Title Company to issue or bring down the Joint Venture’s existing owner’s title policy to Purchaser;
e)    Seller’s Certificates. A certificate of an officer of Sellers certifying that all representations and warranties of such party contained in this Agreement are true and correct as of the Closing Date;
f)    Settlement Statement. An executed copy of the settlement statement prepared by Purchaser setting forth the amounts paid on behalf of and/or credited to each of Purchaser and Sellers under this Agreement; and
g)    Other Items. Sellers shall have delivered to Purchaser a certificate of Sellers, certifying that each of the conditions set forth in Section 9.1.1 above have been satisfied as of the Closing, and such other documents, instruments and assurances as counsel to Purchaser may reasonably request to evidence or establish the accuracy of the representations and warranties of Sellers, the compliance by Sellers with their covenants and agreements hereunder, and the satisfaction of the conditions to Purchaser’s obligations to complete the Closing.

9.2.    Conditions Precedent to Sellers’ Obligation to Close.
9.2.1.    Conditions Precedent. The obligations of Sellers to enter into and complete the Closing are subject to the fulfillment at or prior to the Closing, of the following conditions, any one or more of which may be waived in writing by Sellers: (i) each of the representations and warranties of Purchaser contained in this Agreement and the Conveyancing Documents shall be true and correct as of the Closing; (ii) Purchaser shall have performed and complied with all of the agreements, covenants and obligations required under the Agreement and the Conveyancing Documents to be performed or complied with by Purchaser prior to or at the Closing; and (iii) Purchaser shall have delivered the consideration as specifically defined in Section 3.
9.2.2.    Conveyancing Documents. Purchaser shall have executed and delivered to Sellers the Conveyancing Documents to which it is a party.
9.2.3.    Other Items. Purchaser shall have delivered to Sellers a certificate of Purchaser, certifying that each of the conditions set forth in Section 9.2.1 above have been satisfied as of the Closing, and such other documents, instruments and assurances as counsel to Sellers may reasonably request to evidence or establish the accuracy of the representations and warranties of Purchaser, the compliance by Purchaser with its covenants and agreements hereunder, and the satisfaction of the conditions to Sellers’ obligations to complete the Closing.
10.Indemnification.
10.1.    Indemnification. Each party shall indemnify and hold harmless the other party, and each of its Affiliates, directors, officers, employees, attorneys, agents and representatives (collectively, the “Indemnitees”) in respect of any and all claims, losses, damages, liabilities, penalties, interest, costs and expenses (including, without limitation, any attorneys’, accountants’ and consultants’ fees and other expenses) reasonably incurred by Indemnitees, in connection with (i) any breach of any representation or warranty made by such other party or any other provision of this Agreement without giving effect to the terms “material,” “materiality,” “material adverse effect,” or terms of similar meaning; (ii) any breach of any covenant, agreement or undertaking made by such other party in this Agreement; (iii) any fraud or willful misconduct of such other party; and (iv) any criminal liabilities arising out of acts or omissions of such other party prior to the Closing Date.
10.2.    Indemnification Limitations. Notwithstanding anything to the contrary herein, neither party shall have any obligation for any losses, damages, liabilities, penalties, interest, or costs and expenses totaling Twenty-Five Thousand Dollars ($25,000.00) (the “Floor”) or less. Any losses, damages, liabilities, penalties, interest, or costs and expenses in excess of the Floor will be paid from the first dollar, but at all times will be subject to an aggregate maximum equal to Ninety-One Thousand Eight Hundred Seventy-Eight Dollars and Sixty-Three Cents ($91,878.63) (the “Cap”). Neither the Floor nor the Cap shall be applicable in instances of intentional fraud or misrepresentation.
10.3.    General Partners Obligation. The Sellers' General Partners have joined in the execution of this Agreement for the purpose of evidencing their agreement to be bound by the provisions of Section 6, Representations and Warranties of Seller, and Section 10, Indemnification, of this Agreement.
11.Miscellaneous.
11.1.    Entire Agreement. This Agreement shall constitute the entire agreement between the parties relating to the purchase and sale of Sellers’ ownership interest in the Interest, and supersedes and cancels all previous negotiations, understandings and agreements between the parties regarding the subject matter hereof. No conditions, use of trade, course of dealing, understanding or agreement purporting to vary, explain or supplement the terms of this Agreement shall be binding unless hereafter made in writing and signed by Purchaser and Sellers.
11.2.    Choice of Law. This Agreement shall be interpreted in accordance with the Laws of the State of Georgia, without regard to the conflict of laws principles thereof.
11.3.    Waiver. No waiver of any of the terms or conditions of this Agreement shall be effective or binding unless such waiver is in writing and is signed by both of the parties, nor shall this Agreement be changed, modified, discharged or terminated other than in accordance with its terms, in whole or in part, except by a writing signed by both of the parties. Waiver by any party of any term, provision or condition of this Agreement shall not be construed to be a waiver of any other term, provision or condition, nor shall such waiver be deemed a subsequent waiver of the same term, provision or condition.
11.4.    Survivability. In the event any provision in this Agreement shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. Except as otherwise provided herein, the representations, warranties, covenants and indemnification obligations contained in this Agreement shall survive the Closing for a period of nine (9) months.
11.5.    Assignment. Neither party shall in any way sell, transfer, assign or otherwise dispose of this Agreement or any of the rights, privileges, duties and obligations granted or imposed upon it under this Agreement; provided, however, that Purchaser shall have the right to assign this Agreement to an entity controlled by or under common control with Purchaser. Any attempted or actual sale, transfer, assignment, or disposal, in whole or in part, of this Agreement, other than in accordance herewith, will be void and have no effect.
11.6.    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
11.7.    Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.
11.8.    Dispute Resolution. Any controversy arising out of or related to this Agreement or the breach thereof shall be resolved by binding arbitration in Gwinnett County or the City of Norcross, Georgia, in accordance with the Rules of Mediation and Arbitration as then in effect and administered by the American Mediation Association, and judgment entered upon the award rendered may be enforced by appropriate judicial action. The arbitration panel shall consist of three members. The arbitration panel shall allocate between the parties, as the panel deems just and equitable, all fees and expenses of the arbitration, including forum and tribunal fees and expenses, reasonable attorney’s fees of both parties, any costs of producing witnesses and any other reasonable costs or expenses incurred by either party. The arbitration panel shall render a decision within 30 days following the close of presentation by the parties of their cases and any rebuttal.
11.9.    Confidentiality. Sellers and Purchaser each acknowledge and agree that all aspects of this transaction before or on the date of this Agreement with respect to the terms and conditions of this Agreement shall be kept confidential and shall not be disclosed directly or indirectly to any third parties without the prior written consent of the other party, unless otherwise required by applicable law. Purchaser acknowledges that Sellers will be legally obligated to publicly disclose this transaction in periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K that Sellers file with the Securities and Exchange Commission. Sellers acknowledge that Purchaser may become legally obligated to make a private and/or public announcement of this transaction. In all such cases, to the extent possible, notification to the other party will precede any such public announcement or filing and, to the extent practical, the disclosing party will cooperate with the other party in wording the announcement. The confidentiality obligations contained herein shall survive the termination or expiration of this Agreement for a period of eighteen (18) months.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.
SELLERS:
WELLS REAL ESTATE FUND XI, L.P.
A Georgia Limited Partnership

By:    Wells Partners, L.P.
A Georgia Limited Partnership
(As General Partner)

By:    Wells Capital, Inc.
A Georgia Corporation
(As General Partner)

By:     /s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Senior Vice President

By:     /s/ LEO F. WELLS, III
Leo F. Wells, III
General Partner

WELLS REAL ESTATE FUND XII, L.P.
A Georgia Limited Partnership

By:    Wells Partners, L.P.
A Georgia Limited Partnership
(As General Partner)

By:    Wells Capital, Inc.
A Georgia Corporation
(As General Partner)

By:     /s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Senior Vice President

By:     /s/ LEO F. WELLS, III
Leo F. Wells, III
General Partner

PURCHASER:
PIEDMONT JV PARTNERSHIP INTERESTS, LLC
A Delaware Limited Liability Company

By:    Piedmont Operating Partnership, L.P., a Delaware Limited Partnership, its sole member

By:    Piedmont Office Realty Trust, Inc.
a Maryland corporation
(Its General Partner)

By:    /s/ ROBERT E. BOWERS
Robert E. Bowers
Executive Vice President

JOINDER

Wells Partners, L.P., a Georgia limited partnership, and Leo F. Wells, III, together all of the general partners of Wells Real Estate Fund XII, L.P., each hereby jointly and severally join in that certain Purchase and Sale of Joint Venture Interest Agreement, dated as of August 12, 2013, (the “Purchase Agreement”), by and between Piedmont JV Partnership Interests, LLC, a Delaware limited liability company (“Purchaser”), and Wells Real Estate Fund XII, L.P., a Georgia limited partnership (“Seller”), for the sole purpose of guaranteeing the obligations of Sellers under Section 6, Representations and Warranties of Seller, and Section 10, Indemnification, of the Purchase Agreement.

By:    Wells Partners, L.P.
A Georgia Limited Partnership
(As General Partner)

By:    Wells Capital, Inc.
A Georgia Corporation
(As General Partner)

By:     /s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Senior Vice President

By:     /s/ LEO F. WELLS, III
Leo F. Wells, III
General Partner

SCHEDULE 1
DEFINITIONS
As used in this Agreement, the following terms have the following meanings unless the context otherwise requires:
1.“Action or Proceeding” means any action, suit, proceeding or arbitration by any Person or any investigation or audit by any Governmental or Regulatory Body.
2.“Affiliates” means when used in reference to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, and in the case of the Purchaser, includes but is not limited to officers and directors of the general partner of the Purchaser.
3.“Claim” means any pending contest, claim, demand, assessment, action, cause of action, litigation, notice or demand involving any Person.
4.“Governmental or Regulatory Body” means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, or county, or any agency, authority, official or instrumentality of any such government or political subdivision.
5.“Knowledge” a Person will be deemed to have “Knowledge” of a particular fact or other matter if (i) such Person is actually aware of such fact or other matter, or (ii) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonable investigation concerning the existence of such fact or other matter.
6. “Law” means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of the United States or any state, county, city or other political subdivision or of any Governmental or Regulatory Body.
7.“Lien” means any lien, pledge, hypothecation, mortgage, security interest, Claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any stockholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.
8.“Loss” means any and all claims, losses, costs, expenses (including, without limitation, reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding), liabilities and damages (including, without limitation, special, consequential, punitive and other similar damages).
9.“Order” means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Body, in each case whether preliminary or final.
10.“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.
11.“Tax” and “Taxes” mean all taxes, charges, fees, levies or other assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including, without limitation, income, capital, estimated, excise, property, sales, transfer, withholding, employment, payroll, and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments, but specifically excluding ad valorem real estate taxes.
12.“Title Company” means Fidelity National Title.

Exhibit A

JOINT VENTURE PARTNERSHIP INTEREST ASSIGNMENT AND PARTNERSHIP AMENDMENT

THIS JOINT VENTURE PARTNERSHIP INTEREST ASSIGNMENT AND PARTNERSHIP AMENDMENT (this “Instrument”), is entered into on August 12, 2013, by and between Piedmont JV Partnership Interests, LLC, a Delaware limited liability company (“Purchaser”), and Wells Real Estate Fund XI, L.P., a Georgia limited partnership (“Fund XI”), and Wells Real Estate Fund XII, L.P., a Georgia limited partnership (“Fund XII” and together with Fund XI, “Sellers”).
This Instrument is delivered pursuant to Section 9.1.2(b) of that certain Purchase and Sale of Joint Venture Interest Agreement by and between Sellers and Purchaser (the “Agreement”).
Sellers hereby represent and warrant to Purchaser that Sellers are collectively the owners of approximately 43.237% in beneficial interest (the “Interest”) of Wells Fund XI - Fund XII – REIT Joint Venture, a joint venture partnership governed by the Georgia Uniform Partnership Act (the “Joint Venture”). Pursuant to the Agreement, Purchaser is acquiring all of Seller’s right, title and interest in and to the Interest.
For and in consideration of the execution and delivery of the Agreement and Purchaser's payment of the Purchase Price (as defined in the Agreement), and other good and valuable consideration, the receipt of which is hereby acknowledged, Sellers do hereby irrevocably and unconditionally sell, assign, transfer, convey and deliver all of Seller’s right, title and interest in and to the Interest to Purchaser, its successors and assigns, free and clear of all liens, liabilities, and other indebtedness or claims of any third party, and Sellers shall forever warrant and defend Purchaser's title thereto. Purchaser hereby accepts the Interest from Sellers and takes the Interest subject only to the obligations of an owner thereof that first accrue or first arise from and after the date of this Instrument. Sellers further irrevocably constitute and appoint Purchaser as attorney to transfer the Interest, with full power of substitution.
As of the date of this Instrument, Purchaser is hereby admitted, without any further action by any person or party to the Joint Venture, as a Venturer in the Joint Venture as a successor Venturer. Purchaser agrees to be bound by the terms of that certain Amended and Restated Joint Venture Partnership Agreement of the Joint Venture, dated June 21, 1999, among Fund XI, Fund XII and Wells Operating Partnership, L.P. (now known as Piedmont Operating Partnership, L.P.). Sellers hereby acknowledge and agree (i) that upon execution hereof and without any further action by any person or party to the Joint Venture, Sellers shall cease to be a member of the Joint Venture and shall have no further rights, duties or obligation with respect to the Joint Venture arising out of the Joint Venture partnership agreement, and (ii) that as of the date hereof, Sellers shall have no further interest in the Joint Venture’s capital, income, profits, loses, gains allocations or distributions.
Sellers shall indemnify and hold harmless Purchaser from any liability, damages, causes of action, expenses and reasonable attorneys’ fees incurred by Purchaser and arising out of or in connection with the rights and obligations of Sellers under the Joint Venture partnership agreement, to the extent arising from events, facts or circumstances occurring prior to the date hereof. Purchaser shall indemnify and hold harmless Sellers from any liability, damages, causes of action, expenses and reasonable attorneys’ fees incurred by Sellers and arising out of or in connection with the rights and obligations of Purchsaser under the Joint Venture partnership agreement, to the extent arising from events, facts or circumstances occurring after the date hereof.
The provisions of this Instrument shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Instrument shall be governed by and shall be construed in accordance with the laws of the State of Georgia without application of principles of conflicts of laws.
[Signatures appear on following page.]

IN WITNESS WHEREOF, Sellers and Purchaser have caused this Joint Venture Interest Assignment and Parntership Amendment to be duly executed as of the 12th day of August, 2013.
SELLERS:
WELLS REAL ESTATE FUND XI, L.P.
A Georgia Limited Partnership

By:    Wells Partners, L.P.
A Georgia Limited Partnership
(As General Partner)

By:    Wells Capital, Inc.
A Georgia Corporation
(As General Partner)

By:     /s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Senior Vice President

By:     /s/ LEO F. WELLS, III
Leo F. Wells, III
General Partner

WELLS REAL ESTATE FUND XII, L.P.
A Georgia Limited Partnership

By:    Wells Partners, L.P.
A Georgia Limited Partnership
(As General Partner)

By:    Wells Capital, Inc.
A Georgia Corporation
(As General Partner)

By:     /s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Senior Vice President

By:     /s/ LEO F. WELLS, III
Leo F. Wells, III
General Partner

PURCHASER:
PIEDMONT JV PARTNERSHIP INTERESTS, LLC
A Delaware Limited Liability Company

By:    Piedmont Operating Partnership, L.P., a Delaware Limited Partnership, its sole member

By:    Piedmont Office Realty Trust, Inc.
a Maryland corporation
(Its General Partner)

By:

Consented to and agreed to by:
PIEDMONT OPERATING PARTNERSHIP, L.P.
(formerly known as Wells Operating Partnership, L.P.),
a Delaware limited partnership

                By:  Piedmont Office Realty Trust, Inc.,
(formerly known as Wells Real Estate Investment Trust, Inc.)
                a Maryland corporation, its sole general partner

                                By:___________________________
                                Name:
                                Title:

Exhibit B
Wells Real Estate Fund XI, L.P.

CERTIFICATION OF NON-FOREIGN STATUS
[Pursuant to I.R.C. § 1445 and Treas. Reg. § 1.1445‑2T(b)(2)]

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Wells Real Estate Fund XI, L.P. ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

1.    Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.    Transferor's U.S. employer identification number is 58-2250094; and

3.    Transferor's office address is 6200 The Corners Parkway, Norcross, Georgia 30092-3365.

I understand that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of.

Date: August 12, 2013

Wells Real Estate Fund XI, L.P.

By:    Wells Partners, L.P.
A Georgia Limited Partnership
(As General Partner)

By:    Wells Capital, Inc.
A Georgia Corporation
(As General Partner)

By:     /s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

By:     /s/ Leo F. Wells, III
Leo F. Wells, III
General Partner

B-1

Wells Real Estate Fund XII, L.P.

CERTIFICATION OF NON-FOREIGN STATUS
[Pursuant to I.R.C. § 1445 and Treas. Reg. § 1.1445‑2T(b)(2)]

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Wells Real Estate Fund XII, L.P. ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

1.    Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.    Transferor's U.S. employer identification number is 58-2438242; and

3.    Transferor's office address is 6200 The Corners Parkway, Norcross, Georgia 30092-3365.

I understand that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of.

Date: August 12, 2013

Wells Real Estate Fund XII, L.P.

By:    Wells Partners, L.P.
A Georgia Limited Partnership
(As General Partner)

By:    Wells Capital, Inc.
A Georgia Corporation
(As General Partner)

By:     /s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

By:     /s/ Leo F. Wells, III
Leo F. Wells, III
General Partner